Deposits	12 Months Ended
Dec. 31, 2021
Deposits [Abstract]
Deposits	Deposits
The aggregate amount of time deposits with balances that met or exceeded the Federal Deposit Insurance Corporation (FDIC) insurance limit of $250,000 was $69.1 million and $91.3 million at December 31, 2021 and 2020, respectively. The Company had brokered deposits totaling $20.2 million and $40.2 million at December 31, 2021 and 2020, respectively.
The scheduled maturities of total time deposits at December 31, 2021 were as follows:

(in thousands)
Due within:
2022	$194,932
2023	43,530
2024	4,020
2025	1,347
2026	1,567
Thereafter	—
Total	$245,396
Average compensating balances held at correspondent banks were $1.9 million and $1.5 million at December 31, 2021 and 2020, respectively. The Bank maintains such compensating balances with correspondent banks to offset charges for services rendered by those banks.